Exhibit 10.1

ASSIGNMENT OF NOTES

This Assignment of Notes is dated effective as of the 1st day of April, 2014 by and between Braeden Storm Enterprises, Inc. (the “Assignor”) and MSF International, Inc. (the “Assignee”) (collectively, the “Parties”).

RECITALS:

WHEREAS, Assignor loaned an amount of $25,000.00 to Minerco Resources, Inc., a Nevada corporation (the “Company”), which loan is evidenced by that certain note dated July 1, 2013 in the principal amount of $25,000.00 issued by the Company to Braeden Storm Enterprises, Inc. (the “July 1, 2013 Note”) which is also evidenced in the Financial Filings of the Company;

WHEREAS, Assignor loaned an amount of $60,000.00 to Minerco Resources, Inc., a Nevada corporation (the “Company”), which loan is evidenced by that certain note dated July 19, 2013 in the principal amount of $60,000.00 issued by the Company to Braeden Storm Enterprises, Inc. (the “July 19, 2013 Note”) which is also evidenced in the Financial Filings of the Company;

WHEREAS, Assignor loaned an amount of $20,000.00 to Minerco Resources, Inc., a Nevada corporation (the “Company”), which loan is evidenced by that certain note dated September 6, 2013 in the principal amount of $20,000.00 issued by the Company to Braeden Storm Enterprises, Inc. (the “September 6, 2013 Note”) which is also evidenced in the Financial Filings of the Company;

WHEREAS, Assignor loaned an amount of $35,000.00 to Minerco Resources, Inc., a Nevada corporation (the “Company”), which loan is evidenced by that certain note dated October 1, 2013 in the principal amount of $35,000.00 issued by the Company to Braeden Storm Enterprises, Inc. (the “October 1, 2013 Note”) which is also evidenced in the Financial Filings of the Company;

AND WHEREAS Assignor, desires to assign its right, title and interest in and to the July 1, 2013 Note, July 19, 2013 Note, September 6, 2013 Note and October 1, 2013 Note (hereinafter the “Notes”) in the aggregate principle amount of $140,000.00 to MSF International, Inc., in consideration of the payment of $117,000.00 by MSF International, Inc. identified herein as the Assignee, which assignment includes the right of the Assignor to convert the principal and accrued interest into shares of common stock of the Company;

AND WHEREAS the Board of Directors of the Company, by unanimous written consent of the Board of Directors, dated April 14, 2014, acknowledged and approved the Assignment of Notes;

AND WHEREAS the parties desire to memorialize such assignment in writing; therefore

FOR VALUABLE CONSIDERATION, the receipt of which is acknowledged hereby, the parties covenant as follows:

1.  Assignor hereby assigns and transfers to Assignee his right, title and interest in and to Notes, dated July 1, 2013, July 19, 2013, September 6, 2013 and October 1, 2013 in the aggregate principle amount of $140,000.00 to the Assignee, such that the principal amount of Assignor’s Notes shall hereinafter be $0.00 in the aggregate.

2.  Assignee hereby accepts the right, title and interest in and to Notes, dated July 1, 2013, July 19, 2013, September 6, 2013 and October 1, 2013 in the aggregate principle amount of $140,000.00 as reflected above in consideration of the payment of $117,000.00 to Assignor.

3.  In consideration of the Assignment and Sale of the Notes, Assignor hereby represents and warrants to Assignee as follows:

Assignor has not sold the Notes, or any portion thereof, to any other party and has the full legal right to assign the Notes to Assignee. Assignor has converted Zero Dollars ($0.00) of the Notes into equity of the Company and represents that the remaining amount of debt represented by the Notes is true and correct.

Assignor is not an “affiliate” of the Company as that term is defined under the Securities Act of 1933, as amended and has not been an “affiliate” for the previous 90 days.

4.  Assignor covenants that it will execute any additional documents necessary for the conveyance of the Note to Assignee and/or for the Assignee to be able to convert the Note into shares of the Company’s common stock.

[Intentionally Blank – Signature Page Follows]

IN WITNESS WHEREOF, the Parties has caused this Assignments of Notes to be duly executed and delivered as of the date first set forth above.

Assignor	Braeden Storm Enterprises, Inc.

Date: April 14, 2014	/s/ Eric Cousens
By: Eric Cousens, President

Assignee	MSF International Inc.

Date: April 14, 2014	/s/ Marco Mena
By: Marco Mena, General Manager

Approval by the Company	Minerco Resources, Inc.

Date: April 14, 2014	/s/ John F. Powers
By: John F. Powers, CEO